POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        MARGARET HAYES ADAME          (L.S.)
                                        ------------------------------
                                        Margaret Hayes Adame

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        ROBIN CHANDLER DUKE           (L.S.)
                                        ------------------------------
                                        Robin Chandler Duke

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        RICHARD M. FURLAUD            (L.S.)
                                        ------------------------------
                                        Richard M. Furlaud

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        EUGENE P. GRISANTI            (L.S.)
                                        ------------------------------
                                        Eugene P. Grisanti

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        THOMAS H. HOPPEL              (L.S.)
                                        ------------------------------
                                        Thomas H. Hoppel

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        HUGH R. KIRKPATRICK           (L.S.)
                                        ------------------------------
                                        Hugh R. Kirkpatrick

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        HERBERT G. REID               (L.S.)
                                        ------------------------------
                                        Herbert G. Reid

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        GEORGE ROWE, JR.              (L.S.)
                                        ------------------------------
                                        George Rowe, Jr.

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        STANLEY M. RUMBOUGH, JR.      (L.S.)
                                        ------------------------------
                                        Stanley M. Rumbough, Jr.

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        HENRY P. VAN AMERINGEN        (L.S.)
                                        ------------------------------
                                        Henry P. van Ameringen

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        HENDRIK C. VAN BAAREN         (L.S.)
                                        ------------------------------
                                        Hendrik C. van Baaren

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his
(her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of February 1996.


                                        WILLIAM D. VAN DYKE, III      (L.S.)
                                        ------------------------------
                                        William D. Van Dyke, III